WIRELESS ONE, INC.
            1080 RIVER OAKS DRIVE, #A 150
                  JACKSON, MS 39208

                  Phone:  (601) 936-1515
                   Fax: (601) 936-1717

                      July 30, 1998



      SOLICITATION OF CONSENTS RELATING TO ITS
      13% SENIOR NOTES DUE OCTOBER 15, 2003 AND
  13 1/2 % SENIOR DISCOUNT NOTES DUE AUGUST 1, 2006



Dear Noteholder:

           Wireless One, Inc.  (the  "Company")  is hereby
soliciting  consents ("Consents") from  certain Registered
Holders (as defined  below)  of  its  13% Senior Notes due
October 15, 2003 (the "1995 Senior Notes") and/or 13 1/2 %
Senior Discount Notes due August 1, 2006 (the "1996 Senior
Discount Notes" and, together with the  1995 Senior Notes,
the  "Notes"  ),  to  certain  amendments  (the  "Proposed
Amendments")  to  the  Indenture,  dated as of October  1,
1995, as amended by a supplemental indenture,  dated  July
26,  1996  (together,  the  "1995 Indenture"), between the
Company and the United States  Trust  Company  of New York
(the "Trustee"), governing the 1995 Senior Notes,  and the
Indenture,   dated  as  of  August  12,  1996  (the  "1996
Indenture" and  together  with  the  1995  Indenture,  the
"Indentures"),   between  the  Company  and  the  Trustee,
governing the 1996  Senior Discount Notes.  The purpose of
the Proposed Amendments is to permit the Company to issue,
and certain of its subsidiaries  to guarantee on a secured
basis, up to $25,000,000 of secured notes to Merrill Lynch
Global Allocation Fund, Inc. ("MLGAF"),  under  a proposed
note facility (the "MLGAF Facility") and to refinance such
indebtedness.   Capitalized terms not defined herein  have
their meanings as  set  forth  in  the Indentures, and the
descriptions  of  the  Indentures  contained   herein  are
qualified   in   their   entirety  by  reference  to  such
Indentures.

           As described below under "Current Developments;
Background  of  the  Consent   Solicitation"  the  Company
requires additional financing in  order to finance capital
expenditures  under  its current business  plan  and  fund
operating losses.  The Indentures currently permit (i) the
Company to borrow up to $25,000,000 in aggregate principal
amount at any one time  under  one  or  more  Bank  Credit
Facilities, (ii) the Company's Restricted Subsidiaries  to
guarantee  such  indebtedness,  without  such subsidiaries
guaranteeing  the  Notes  on  the same terms,  (iii)  such
indebtedness and guarantees to be secured by assets of the
Company and such subsidiaries and  (iv) dividend and other
payment   restrictions   on   the   Company's   Restricted
Subsidiaries pursuant to such indebtedness.   Although the
Company believes that the MLGAF Facility would represent the best source of financing available to the Company at this time, the MLGAF Facility may not meet the definition of Bank Credit Facility in the Indentures.

           The  Proposed  Amendments   would   amend   the
definition  of  Bank  Credit Facility in the Indentures to
include a "Discretionary  Note Facility," and would define
"Discretionary Note Facility"  to  mean the MLGAF Facility
and any refinancings thereof.  As a result of the Proposed
Amendments, (i) indebtedness under the  MLGAF Facility and
any  refinancings  thereof, and subsidiary  guarantees  of
such  indebtedness,  would   be   included   in  Permitted
Indebtedness  under  Sections  4.08(i)  and (iii)  of  the
Indentures   (subject   to   the   $25,000,000  limitation
contained in Section 4.08(i) thereof),  (ii)  Section 4.19
of  the  1995  Indenture  and  Section  4.18  of  the 1996
Indenture  would  permit  such  subsidiaries  to guarantee
indebtedness under the MLGAF Facility and any refinancings
thereof without guaranteeing the Notes on the same  terms,
(iii)  the Liens securing such indebtedness and guarantees
thereof  would be Permitted Liens under Section 4.09(d) of
the  1995  Indenture  and  Section  4.09(e)  of  the  1996
Indenture and  (iv)  the  prohibition contained in Section
4.13  of  the  Indentures on dividend  and  other  payment
restrictions   affecting    the    Company's    Restricted
Subsidiaries  will  not  apply  to  any  such restrictions
pursuant  to  the  MLGAF  Facility  and  any  refinancings
thereof.  However, the amendment to the definition of Bank
Credit  Facility  will  not apply to Section 4.12  of  the
Indentures.  As a result, repayments of indebtedness under
the MLGAF Facility and any  refinancings  thereof from the
Net Cash Proceeds of any Asset Sales will not  be deducted
from  Net Cash Proceeds in determining Excess Proceeds  to
be used  to  make  a  Net  Proceeds  Offer to purchase the
Notes.   For  a  description  of the Proposed  Amendments,
please  refer  to  "Purpose of the  Consent  Solicitation;
Proposed Amendments" below.

           Upon approval  of  the Proposed Amendments, the
Company will seek to enter into  definitive  documentation
with  respect  to  the  MLGAF Facility and to issue  notes
thereunder in a principal  amount of $12.5 million as soon
as possible.  It is expected  that  all notes issued under
the  MLGAF  Facility  will  be secured by  assets  of  the
Company  and  guaranteed  by  certain   of  the  Company's
subsidiaries, which guarantees are expected to be secured by assets of such subsidiaries. The Notes will remain unsecured obligations of the Company and will not be guaranteed by any subsidiary.

           The  initial  issuance  of notes by the Company
under  the  MLGAF  Facility  will  be  made   at   MLGAF's
discretion  and, in any event, will be subject to a number
of conditions,  and  any  additional  issuances (which the
Company expects to require prior to April 1999) under such
facility  will  be  at  the  discretion  of  Merrill,   as
described  below under "Proposed Merrill Facility."  There
can be no assurance  that MLGAF will permit the Company to
issue any notes or that  such  conditions will be met.  In
addition, the notes issued under  the  MLGAF Facility will
mature  in  April  1999,  when  the Company will  also  be
obligated to devote a substantial portion of its cash flow
to debt service on the 1995 Senior  Notes.  Default in the
payment  of  amounts  due  under the MLGAF  Facility  upon
maturity would, if in excess  of $5,000,000, constitute an
Event of Default (as defined in  the Indentures) under the
Indentures.  Following an initial  issuance of notes under
the  MLGAF  Facility, the Company will  thus  continue  to
explore various  alternatives  to  address  its short- and
long-term  capital  needs, which alternatives may  include
raising   additional   funds   through   other   financing
arrangements,  restructuring  its  existing  indebtedness,
modifying  its business  plan  or  a  combination  of  the
foregoing; BT Alex. Brown, Incorporated ("BT Alex. Brown")
has been retained  with  respect  to  these  items.   Many
factors,  some  of  which  may  be  beyond  the  Company's
control,  may affect the Company's ability to resolve  its
long-term  capital   needs.   These  factors  include  the
availability of sufficient financing on terms acceptable to the Company; the willingness of the holders of the Company's debt securities to agree to any restructuring of the Company's indebtedness that the Company may seek;
prevailing and perceived economic conditions, both in general and with respect to the Company's industry; and other factors that could affect the Company's performance, such as competition or regulatory restrictions. There can be no assurance that the Company will be able to generate sufficient cash flow and obtain sufficient additional financing to repay the notes issued under the MLGAF
Facility, cover required interest and principal payments when due on the 1995 Senior Notes and resolve its long-term capital needs.

           If  the  Proposed  Amendments are not approved,
the Company presently intends to seek additional financing
pursuant to a preliminary proposal   for  a facility which
would meet the Bank Credit Facility definition, and thus be permitted under the Indentures, but which would be expected to be on terms less advantageous to the Company than the MLGAF Facility. See "Consequence of Failure to
Obtain the Requisite Consents."

           Approval  by the Registered Holders of at least
a majority in aggregate  principal  amount  of each of the
1995   Senior   Notes   and  1996  Senior  Discount  Notes
outstanding, and not owned  by  the  Company or any of its
Affiliates  (the  "Requisite Consents"),  is  required  to
effectuate the Proposed Amendments.  Only those persons in
whose name Notes are  registered ("Registered Holders") on
July  30,  1998  (the  "Record   Date")  in  the  registry
maintained by the Trustee under the Indentures, or persons
who  hold  valid  proxies  from  such  Registered  Holders
(collectively, the "Holders"), are eligible  to consent to
the Proposed Amendments.  The Company anticipates that the
Depository  Trust  Company  ("DTC"), as nominee Holder  of
Notes,  will execute an omnibus  proxy  in  favor  of  its
respective  participants  ("DTC  Participants") which will
authorize each DTC Participant to  execute  and  deliver a
Consent with respect to the Notes owned by it and  held in
DTC's  name.  If you are a beneficial owner of Notes  held
of record  by DTC or its nominee through a DTC Participant
and wish to  consent  to the Proposed Amendments, you must
direct the DTC Participant  through  which  your Notes are
held  in  DTC  to  execute and deliver a Consent  on  your
behalf,  pursuant  to   the  enclosed   "Instruction  From
Beneficial Owner" form or otherwise.

           As of the Record  Date,  an aggregate principal
amount   of   $150,000,000  of  1995  Senior   Notes   and
$161,708,034 (based  upon  a  July 30, 1998 accreted value
quote  of $675.89 per note and $239,252,000  in  aggregate
principal  amount  at maturity outstanding) of 1996 Senior
Discount  Notes  was outstanding  and  not  owned  by  the
Company or any of its  Affiliates.  MLGAF has informed the
Company that it and another fund that is  co-managed  with
MLGAF own $47.43 million aggregate principal amount,    or
approximately 32%, of the outstanding principal amount, of
the  1995  Senior   Notes  and  $38.25  million  aggregate
principal amount at maturity,  or approximately 16% of the
outstanding  principal amount at  maturity,  of  the  1996
Senior Discount  Notes.  Investment funds that are managed
by  the  investment   advisor   for  MLGAF  may  own,  and
affiliates of the investment advisor  may  own, additional
interests  in  the 1995 Senior Notes and the  1996  Senior
Discount   Notes.   In  addition,   an   investment   fund
affiliated  with   BT   Alex.  Brown  owns  $2.02  million
aggregate principal amount,  or  approximately  1%, of the
outstanding principal amount, of the 1995 Senior Notes and
$8.25  million aggregate principal amount at maturity,  or
approximately  4%  of  the outstanding principal amount at
maturity, of the 1996 Senior  Discount  Notes.   All  such
funds  described  above  are  being  solicited  for  their
Consents  to  the  Proposed  Amendments  pursuant  to this
Consent solicitation.  Any investment decision to be  made
by the investment funds that are managed by the investment
advisor  for  MLGAF  or  any affiliates of such investment
advisor are not subject to  the  control  of  MLGAF and no
inference   should   be   drawn   that,   because  of  the
relationship between such investment funds or affiliates and MLGAF, such investment funds or affiliates are more likely than not to deliver Consents.

           This  Consent  solicitation will expire at 5:00
p.m., New York City time, on   August 13, 1998, unless the
Company, in its sole discretion, extends or abandons this solicitation. If, and as soon as, the Requisite Consents are received (which may be prior to the expiration of this Consent solicitation), the Company and the Trustee will execute the Supplemental Indentures effecting the Proposed
Amendments, whereupon the Proposed Amendments will be binding upon each Holder, whether or not such Holder delivered its Consent. This Consent solicitation may be abandoned by the Company at any time prior to the execution of the Supplemental Indentures for any reason, in which case all Consents will be voided.

           The  Consents   are   being  solicited  by  the
Company,  which  will  pay  all  costs   of   the  Consent
solicitation.   BT  Alex. Brown, as part of its engagement
as the Company's financial advisor, will aid in the solicitation of Consents. United States Trust Company of
New York, the Trustee, will act as Tabulation Agent in the solicitation of Consents. No consent fee will be paid to consenting Holders.


BUSINESS OF THE COMPANY

           The Company is engaged in the business of developing, owning and operating wireless cable television systems and a high-speed, two-way Internet access product and marketing direct-to-home satellite products, primarily in select southern and southeastern United States markets.

           Beginning  in  the  third  quarter of 1997, the
Company  has focused its marketing efforts  on  developing
its new long-term  cooperative  marketing  agreement  with
DirecTV    (the    "DirecTV   Agreement")   which   offers
subscription video services  to  multiple  dwelling  units
(MDUs).  In April 1998, the Company announced an agreement
to  expand  the  DirecTV Agreement to include marketing of
DirecTV program offerings  to  single  family units (SFUs)
located  in  the Company's markets and determined  to  de-
emphasize the growth of its traditional wireless video SFU
business, as a  result  of  which  the  Company  does  not
currently  plan  to  launch  new  systems focused on SFUs.
Accordingly,  the  Company  implemented   changes  to  its
business   operations   to  reduce  personnel  and   other
operating expenses to the levels needed to implement its refocused business objectives, including the elimination of over 45% of the Company's 900 employees.

           While   managing   its   core   wireless  video
subscription  business, the Company has devoted  resources
to the development  of new products to generate additional
revenue streams, while providing economies of scale of its
existing wireless spectrum and system infrastructure.  The
Company has developed,  and  in the second quarter of 1998
began  the  commercial  launch  of,   a  two-way  wireless
Internet access product.

           For additional information about the Company's business and strategy, please refer to the Company's public filings which are incorporated herein by reference.
See  "Incorporation  of  Certain  Documents  by Reference;
Available Information."


CURRENT    DEVELOPMENTS;   BACKGROUND   OF   THE   CONSENT
SOLICITATION

           Historically,   the   Company   has   sustained
substantial  net  losses, primarily due to fixed operating
costs associated with  the  development  of  its  systems,
interest   expense   and   charges  for  depreciation  and
amortization.  Net losses are  expected to continue as the
Company  focuses its resources on  the  marketing  of  its
DirecTV MDU  and  SFU  products and the development of its
Internet access product  and  as  additional  systems  are
commenced  or  acquired.   The  Company's revised business
plan  for  the  remainder  of  1998 reflects  a  net  cash
requirement of approximately $15.7  million to finance the
launch  and  buildout  of  additional video  and  Internet
systems,  fund  operating losses  and  meet  certain  debt
obligations in 1998.   The  Company  will  also require an
estimated $11.6 million in additional capital  funding  to
meet its estimated cash requirements for the first quarter
of  1999.   In addition, the Company must raise additional
capital or generate sufficient operating cash flow to satisfy its future debt service obligations on its 1995
Senior Notes, which require semi-annual interest payments of $9.8 million beginning in April 1999.

           In April 1998, the  Company  retained  BT Alex.
Brown  as  its financial advisor to evaluate the Company's
capital structure  and  to  make recommendations regarding
financial  options available to  the  Company.   Following
such retention,  BT  Alex. Brown was authorized to explore
(i) a possible borrowing  by  the  Company  of  up  to $33
million,  as  permitted  by  the  terms of the Indentures,
which  amount was believed to be sufficient  to  meet  the
Company's  capital  and  liquidity  requirements until May
1999, and (ii) other financing alternatives, including the
issuance of additional debt or equity  securities and/or a
restructuring of the Company's existing  indebtedness,  in
order  to  provide  the Company with sufficient capital to
carry  out its revised  business  plan.   BT  Alex.  Brown
approached  approximately  40  banks  and  other financial
institutions  as  possible  lenders to the Company,  as  a
result of which it received (i) a proposal from MLGAF with
respect  to  the MLGAF Facility  and  (ii)  a  preliminary
proposal from  another  financial institution with respect
to a senior secured credit  facility,  which would qualify
as  a  Bank  Credit  Facility  within the meaning  of  the
Indentures, and thus not require  approval of the Holders,
but  which  was  proposed  on terms which  would  be  less
advantageous to the Company.   In  light of the foregoing,
the Company determined to seek to negotiate agreements with MLGAF providing for the MLGAF Facility and the commencement of a solicitation of the consent of Holders in order to permit the Company to borrow funds under the MLGAF Facility. See "Purpose of the Consent Solicitation;
Proposed Amendments" and "Consequence of Failure to obtain
Requisite Consents."

PROPOSED MLGAF FACILITY

           General.   The  Company is seeking to secure  a
commitment for the MLGAF Facility  on  terms substantially
similar  to  those  described  below.  The MLGAF  Facility
will, if obtained, be discretionary  and  there  can be no
assurance  that  MLGAF  will purchase any notes thereunder
or, if notes are purchased,  that  the  terms of the MLGAF
Facility  will  not  vary from the terms described  below.
Depending on the manner  in  which  the terms of the final
MLGAF  Facility vary from the terms described  below,  the
Company  reserves  the  right  to  take such actions as it
deems  necessary  or  appropriate  with   respect  to  the
Holders, which could, but will not necessarily, include seeking to resolicit Consents.

           The Company anticipates that the MLGAF Facility
will provide for up  to  $25  million in availability on a
senior secured guaranteed basis  through  note  purchases,
which  note purchases shall be made at the sole discretion
of MLGAF.   The  Company  expects  the  MLGAF  Facility to
accrue interest at a rate of 13% per annum, payable at maturity, which is expected to be April 15, 1999. The
Company also anticipates that MLGAF will require the payment of a facility fee of 5% of the principal amount of the initial note purchase and a facility fee of 5% or more on the principal amount of each subsequent note purchase.
Repayment of the notes is also expected to be guaranteed, on a secured basis, by each of the Company's present and future material subsidiaries.

           Security.   MLGAF  has requested that the MLGAF
Facility be secured by all stock  of the Company's present
and future material subsidiaries, and  such  other present
and   future  material  property  and  assets,  real   and
personal, of the Company and its subsidiaries as MLGAF shall request.

           Warrants   for  Company   Stock.    MLGAF   has
requested  to receive seven-year  detachable  warrants  to
purchase a "pro  rata  portion"  of  7.5% of the Company's
common stock on a fully diluted basis, exercisable at 110%
of the market price per share at the time  of  issuance of
the  initial note.  Such warrants would contain usual  and
customary    registration    rights    and   anti-dilution
provisions.   "Pro  rata  portion"  means a  fraction  the
numerator of which is equal to the face amount of the notes issued on each issuance date and the denominator of which is equal to $25 million.

           Redemption. The Company believes that the notes
issued under the MLGAF Facility will be subject to certain
mandatory    and    optional     redemption    provisions.
Specifically,   the  Company  expects   that   outstanding
principal and interest  would  be  redeemed  at  par  upon
receipt  of net cash proceeds from, among other items, (i)
the issuance  of additional debt or equity permitted under
the  note  purchase   documentation   and   (ii)   certain
extraordinary  non-recurring, non-operating receipts.   In
addition,  it is  anticipated  that  the  notes  would  be
redeemable,  in  whole  or  in  part,  at  any time at the
Company's  option  at  102%  of the principal amount  plus
accrued  interest  prior  to  March   1,  1999;  provided,
however, that each partial redemption would be in an amount of $250,000 or an integral multiple of $50,000 in excess thereof.

           Representations and Warranties;  Covenants  and
Events  of Default; Conditions for Initial Borrowing.  The
Company anticipates  that  the MLGAF Facility will contain
representations   and   warranties    including,   without
limitation, the absence of any material  adverse change in
the   business,   condition   (financial   or  otherwise),
operations,  performance, properties or prospects  of  the
Company since  May  15,  1998  (the  date of the filing of
Wireless  One's  quarterly  report on Form  10-Q  for  the
quarter  ended  March  31,  1998).    The   Company   also
anticipates   that   the   MLGAF   Facility  will  contain
affirmative and negative covenants and  events  of default
that are usual and customary for a note purchase  facility
of  this type.  In addition, the Company anticipates  that
the  MLGAF   Facility   will   contain   certain  standard
conditions to the initial issuance of notes and any subsequent issuances of notes and that all such note issuances, if any, will be at the sole discretion of MLGAF.

PURPOSE OF THE CONSENT SOLICITATION; PROPOSED AMENDMENTS

           The purpose of the Consent Solicitation is to amend the Indentures to permit the Company to issue on a secured basis, and the Company's Restricted Subsidiaries to guarantee on a secured basis the issuance of, up to $25,000,000 of notes to MLGAF under the MLGAF Facility and any refinancings thereof, in order to permit the Company to utilize what it believes to be the best source of financing available to it at this time and to provide it with the flexibility to refinance such indebtedness on the best terms then available, irrespective of the source of such refinancing.

             As  previously  noted,  the  Indentures would
permit  the Company to utilize the MLGAF Facility  if  the
facility  were a Bank Credit Facility as currently defined
in the Indentures:  Section 4.08 of the Indentures permits
the Company  to  borrow  up  to  $25,000,000  in aggregate
principal  amount  at any one time under one or more  Bank
Credit   Facilities   and    the    Company's   Restricted
Subsidiaries to guarantee such indebtedness,  and  Section
4.19  of  the  1995 Indenture and Section 4.18 of the 1996
Indenture permit  the Company's Restricted Subsidiaries to
guarantee such indebtedness without guaranteeing the Notes
on the same terms;  Section 4.09 permits such indebtedness
and guarantees to be  secured by assets of the Company and
such subsidiaries and Section  4.13  permits  dividend and
other   payment   restrictions   affecting  the  Company's
Restricted  Subsidiaries  pursuant to  such  indebtedness.
Bank Credit Facility is defined in the Indentures as one or more term or revolving credit facilities, entered into with any commercial banks, financial institutions or other lenders, "of the type customarily entered into with commercial banks" and any renewals, refundings, extensions or replacements of any such credit facilities, provided that such renewals, refundings, extensions or replacements comply with the definition of Bank Credit Facility." The
MLGAF  Facility  may not meet the  definition  of  a  Bank
Credit Facility.

           The  Proposed   Amendments   would   amend  the
definition  of  Bank Credit Facility in the Indentures  to
include a "Discretionary  Note Facility," and would define
"Discretionary Note Facility"  to  mean the MLGAF Facility
and any refinancings thereof.  As a result of the Proposed
Amendments, (i) indebtedness under the  MLGAF Facility and
any  refinancings  thereof, and subsidiary  guarantees  of
such  indebtedness,  would   be   included   in  Permitted
Indebtedness  under  Sections  4.08(i)  and (iii)  of  the
Indentures   (subject   to   the   $25,000,000  limitation
contained in Section 4.08(i) thereof),  (ii)  Section 4.19
of  the  1995  Indenture  and  Section  4.18  of  the 1996
Indenture  would  permit  such  subsidiaries  to guarantee
indebtedness under the MLGAF Facility and any refinancings
thereof without guaranteeing the Notes on the same  terms,
(iii)  the Liens securing such indebtedness and guarantees
thereof  would be Permitted Liens under Section 4.09(d) of
the  1995  Indenture  and  Section  4.09(e)  of  the  1996
Indenture and  (iv)  the  prohibition contained in Section
4.13  of  the  Indentures on dividend  and  other  payment
restrictions   affecting    the    Company's    Restricted
Subsidiaries will not apply to any such restrictions pursuant to the MLGAF Facility and any refinancings thereof. However, the amendment to the definition of Bank
Credit Facility will not apply to Section 4.12 of the Indentures. As a result, repayments of indebtedness under the MLGAF Facility and any refinancing thereof from the Net Cash Proceeds of any Asset Sales will not be deducted from Net Cash Proceeds in determining Excess Proceeds to be used to make a Net Proceeds Offer to purchase the Notes.

           Specifically, the Proposed Amendments would add a definition of Discretionary Note Facility to the Indentures to read substantially as follows:

     "DISCRETIONARY NOTE  FACILITY"   means  a purchase or
     other  agreement  entered  into with one or  more  of
     Merrill Lynch Global Allocation  Fund,  Inc.  and any
     renewals,   extensions,   substitutions,  refundings,
     refinancing   or   replacements    (collectively,   a
     "refinancing")  of  such  agreement,  including   any
     successive  refinancing  (as  such  agreement, or any
     agreement  relating  to  any  refinancing,   may   be
     amended,  modified, supplemented or otherwise changed
     from time to time) so long as the aggregate principal
     amount of Indebtedness  represented  thereby  is  not
     increased   by   such   refinancing   (or,   if  said
     Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, not greater than such lesser amount) plus the lesser of (i) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced or (ii) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing of such agreement."

           The Proposed Amendments would also amend the definition of Bank Credit Facility in the Indentures to read substantially as follows (new language is indicated by bolding and double-underlining):

           "BANK CREDIT FACILITY"  means  (I)  one or more
     credit  facilities  (whether  a  term  or a revolving
     facility), of the type customarily entered  into with
     commercial banks, between the Company or any  of  its
     Restricted  Subsidiaries,  on  the  one hand, and any
     commercial  banks,  financial institutions  or  other
     lenders,  on  the  other   hand  (and  any  renewals,
     refundings, extensions or replacements  of  any  such
     credit   facilities,  PROVIDED  that  such  renewals,
     refundings, extensions or replacements comply with this definition of "BANK CREDIT FACILITY"), with Bank
     Credit Facilities are by their terms designated as a "Bank Credit Facility" for purposes of this Indenture
     AND/OR (II), OTHER THAN FOR PURPOSES OF SECTION 4.12,
     A DISCRETIONARY NOTE FACILITY.

CONSEQUENCE OF FAILURE TO OBTAIN THE REQUISITE CONSENTS

           If  the  Company  is  unable  to   obtain   the
Requisite  Consents,  it will not be able to seek to issue
notes under the MLGAF Facility  and  will seek to pursue a
financing, on the best terms that it could then negotiate,
pursuant to a preliminary proposal received  from  another
financial  institution  with  respect  to a senior secured
credit facility.  Such financing facility would qualify as
a  Bank  Credit  Facility  within  the  meaning   of   the
Indentures, and thus not require approval of Holders, but was proposed on terms which would be less advantageous to the Company. The proposal was not a commitment but only an expression of interest as of the date received, and there can be no assurance that a financing would be agreed between the parties or, if agreed, thereafter consummated.
If the Company cannot obtain financing pursuant to such facility or otherwise, the Company would be required to revise its current business plan; as a result, to reduce its operating expenses and capital expenditures, the Company may not be able to continue to launch new systems or to further develop its Internet product, and its DirecTV MDU and SFU products may be curtailed. Even if such financing were obtained, it would, as with the MLGAF
Facility, be on a short-term basis, requiring refinancing or restructuring prior to April 1999, when the Company will be obligated to devote a substantial portion of its cash flow to debt service on the 1995 Senior Notes. The
Company would thus, whether or not such financing were obtained, be required to continue to seek alternatives to address its need for funds to cover required interest and principal payments when due on the 1995 Senior Notes, to the extent not provided from operating cash flow, and to resolve its long-term capital needs, as described above under "Current Developments; Background of the Consent
Solicitation.

PROCEDURES FOR DELIVERING CONSENTS; REVOCATION OF CONSENTS

           IF YOU  ARE  A  REGISTERED HOLDER OF NOTES, AND
WISH TO DELIVER A CONSENT, PLEASE  COMPLETE  (MARKING  THE
"CONSENT"  BOX), SIGN AND DATE THE ENCLOSED CONSENT LETTER
AND MAIL, HAND DELIVER OR SEND IT BY OVERNIGHT COURIER, IN
THE ENCLOSED ENVELOPE, TO THE TABULATION AGENT:

           (I) IF BY MAIL, to United States Trust Company of New York, P.O. Box 843, Cooper Station, New York, NY
10276, Attn: Corporate Trust Services;

           (ii)  IF  BY HAND DELIVERY,  to  United  States
Trust Company of New York,  111  Broadway,  New  York,  NY
10006, Attn: Lower Level Corporate Trust Window; or

           (iii)  IF  BY  OVERNIGHT COURIER, United States
Trust  Company  of New York,  770  Broadway,  13th  Floor,
Corporate Trust Services, New York, NY 10003).

          CONSENT  LETTERS  MAY  ALSO BE FAXED TO THE
TABULATION AGENT AT 212-780-0592;  HOWEVER,  ORIGINAL
COPIES  OF  SUCH  CONSENT LETTERS MUST THEREAFTER  BE
DELIVERED TO THE TABULATION BY MAIL, HAND DELIVERY OR
OVERNIGHT COURIER.   If  neither  of the boxes on the
Consent  Letter is marked but the Consent  Letter  is
otherwise  properly completed and signed, you will be
deemed to have  consented to the Proposed Amendments.
The Consent Letter  must  be  executed in exactly the
same manner as your name appears  on  the Notes. If a
Consent  is  signed by a trustee, partner,  executor,
administrator,  guardian  , attorney-in-fact, officer
of  a  corporation  or  other  person   acting  in  a
fiduciary or representative capacity, such person must so indicate when signing and must submit with the Consent Letter appropriate evidence of authority to execute the Consent Letter.

           If  you are a beneficial owner of Notes held of
record by DTC or its nominee through a DTC Participant and
wish to consent  to  the  Proposed  Amendments,  you  must
direct  the  DTC  Participant through which your Notes are
held in DTC to execute  and  deliver  a  Consent  on  your
behalf,   pursuant  to  the  enclosed   "Instruction  From
Beneficial   Owner"   form   or   otherwise.  The  Company
anticipates that the Depository Trust Company ("DTC"), as nominee Holder of Notes, will execute an omnibus proxy in favor of its respective participants ("DTC Participants") which will authorize each DTC Participant to execute and deliver a Consent with respect to the Notes owned by it and held in DTC's name.

           You may revoke a Consent at any time prior to execution of the applicable Supplemental Indenture by delivering (if you are a Registered Holder) or instructing the DTC Participant through which your Notes are held to deliver (if you are a beneficial owner of Notes held of record by DTC or its nominee through a DTC Participant), a Consent Letter marked with a specification (i.e. "Consent" or "Does Not Consent") different from that set forth on the Consent Letter as to which the revocation is being given and containing the serial numbers and principal amounts of the Notes to which such revocation relates, executed as described above. A revocation of a Consent shall be effective only as to the Notes listed.

           All  questions  as  to  the  validity, form and
revocation of Consents will be determined  by  the Company
in  its  sole  discretion,  which  determination  will  be
conclusive and binding subject to such final review as may
be prescribed by the Trustee concerning proof of execution
and  ownership.  The Company reserves the right to contest
the validity  of any revocation and, subject to such final
review as the Trustee  prescribes  for  proof of execution
and  ownership, to waive any defects or irregularities  in
connection  with  deliveries of particular Consents.  Each
properly completed and executed Consent Letter (or Consent
Letter with respect to which any defects or irregularities
have  been  waived  by   the  Company)  will  be  counted,
notwithstanding any transfer  of  the  Notes to which such
Consent   relates,  unless  the  procedure  for   revoking
Consents as been followed with respect to such Notes.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE; AVAILABLE
INFORMATION

           The  Company  is  subject  to the informational
requirements of the Securities Exchange  Act  of  1934, as
amended   (the   "Exchange   Act"),   and,  in  accordance
therewith,  files reports and other information  with  the
Securities and  Exchange  Commission  (the  "Commission").
Such  reports  and  other  information  can  be inspected,
without charge, and copied at the Public Reference Section
of  the  Commission  located  at  450  Fifth  Street,  NW,
Washington,  D.C.  20549  and at regional public reference
facilities  maintained  by  the   Commission   located  at
Citicorp  Center,  500  West  Madison Street, Suite  1400,
Chicago,  Illinois  60661 and Seven  World  Trade  Center,
Suite 1300, New York,  New  York  10048.  Copies  of  such
material can be obtained from the Public Reference Section
of  the  Commission at prescribed rates. Such material may
also  be  accessed   electronically   by   means   of  the
Commission's web site (http://www.sec.gov).

           The following documents filed by the Company with the Commission are incorporated herein by reference and shall be deemed to be a part hereof:


           1. Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 1997;
              and

           2.  Quarterly Report of the Company on Form 10-
              Q for the fiscal quarter ended March 31, 1998.

           All documents and reports filed by  the Company
with  the Commission pursuant to Section 13(a), 13(c),  14
or 15(d)  of  the  Exchange  Act  after  the  date of this
Consent  Solicitation  Statement  and on or prior  to  the
completion  or  termination  of  the Consent  solicitation
shall be deemed incorporated herein by reference and shall
be deemed to be a part hereof from  the  date of filing of
such documents and reports. Any statement  contained  in a
document  incorporated  or  deemed  to  be incorporated by
reference  herein  shall  be  deemed  to  be  modified  or
superseded for purposes of this letter to the extent  that
a  statement contained herein or in any subsequently filed
document  or  report  that  also  is  or  is  deemed to be
incorporated  by  reference  herein modifies or supersedes
such  statement.  Any  such  statement   so   modified  or
superseded shall not be deemed, except as so modified or superseded, to constitute a part of this letter.

           The Company will provide you with a copy of any or all of the documents relating to the Company that are incorporated herein by reference except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents), without charge, upon your oral or written request to the Company at Wireless One, Inc., 1080 River Oaks Drive, #A 150,
Jackson, MS 39208, Attn:  Henry  G.  Schopfer (Phone: 601-
936-1515) or to BT Alex. Brown Incorporated at 1290 Avenue of the Americas, 10th Floor, New York, NY 10104, Attn: J.
Blake O'Dowd (Phone: 212-237-2428).

           No person has been authorized to give any information or make any representations other than those contained or incorporated by reference in this letter and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. The delivery of this letter at any time does not imply that the information herein is correct as of any time subsequent to its date.

           Questions  regarding  the  Consent solicitation
and the terms and conditions thereof should be directed to
the Company (c/o Henry G. Schopfer at 601-936-1515)  or BT
Alex.   Brown  (c/o  J.  Blake  O'Dowd  at  212-237-2428).
Questions about Consent delivery should be directed to United States Trust Company of New York at 1-800-548-6565.


                                 Sincerely,

                                 /s/ Wireless One, Inc.

                                 Wireless One, Inc.

                   CONSENT LETTER
                   WITH RESPECT TO
      13% SENIOR NOTES DUE OCTOBER 15, 2003 AND
13 1/2 % SENIOR DISCOUNT NOTES DUE AUGUST 1, 2006 OF
                 WIRELESS ONE, INC.


           This Consent Letter relates to the solicitation of Consents described in the letter to holders of Notes from Wireless One, Inc., dated July 30, 1998 (the
"Wireless Letter"). Capitalized terms used herein but not defined have the meaning given to them in the Wireless
Letter.

           The undersigned is a Registered  Holder  of 13%
Senior  Notes  due  October  15,  2003  (the  "1995 Senior
Notes"),  issued under the Indenture, dated as of  October
1, 1995, as  amended  by  a  supplemental indenture, dated
July  26, 1996 (together, the "1995  Indenture"),  between
the Company  and  the  United  States Trust Company of New
York  (the "Trustee"), and/or 13  1/2  %  Senior  Discount
Notes due August 1, 2006 (the "1996 Senior Discount Notes"
and, together  with  the 1995 Senior Notes, the "Notes" ),
issued under the Indenture,  dated  as  of August 12, 1996
(the   "1996   Indenture"  and  together  with  the   1995
Indenture, the "Indentures"),  between the Company and the
Trustee.   The  CUSIP No. for the  1995  Senior  Notes  is
97652H-AB-5; the  CUSIP  No.  for the 1996 Senior Discount
Notes is 97652H-AC-3 (although the undersigned may hold such Notes as part of units, which include the 1996 Senior
Discount Notes and warrants to purchase shares of the Company's common stock; in which case, the CUSIP No. for such units is 97652H-AD-1).

           As a Registered Holder of such Notes, the undersigned hereby:

           CONSENTS ___          DOES NOT CONSENT ___

to the proposed amendments (the "Proposed Amendments") to the Indentures described in the Wireless Letter. If no election is specified above, this Consent Letter, if otherwise properly completed and signed, will be deemed a Consent to the Proposed Amendments. By execution hereof, the undersigned acknowledges receipt of the Wireless
Letter.

           Unless otherwise  specified in the table below,
this Consent Letter relates to  the total principal amount
of  Notes  of  which  the undersigned  is  the  Registered
Holder.  If this Consent  Letter  relates to less than the
total  principal  amount  of  Notes  registered   in   the
undersigned's name, the undersigned has listed on the table below the certificate numbers and principal amount of each issue of Notes with respect to which this Consent is given.

           A Consent hereby given, if effective, will be binding upon the undersigned and upon any subsequent transferee or transferees of such Notes, subject only to revocation by the delivery of a later dated Consent
Letter, executed and delivered in the manner described in the Wireless Letter.

           THIS CONSENT LETTER, FULLY  EXECUTED, SHOULD BE
DELIVER  BY  MAIL, HAND DELIVERY OR OVERNIGHT  COURIER  TO
UNITED STATES TRUST COMPANY OF NEW YORK.


IF BY HAND DELIVERY,             IF BY MAIL,                      IF BY OVERNIGHT COURIER,
111 Broadway                     P.O. Box 843                     770 Broadway
New York, NY 10006               Cooper Station                   13th Floor
Attn: Lower Level Corporate      New York, NY 10276               Corporate Trust Services
Trust Window                     Attn: Corporate Trust Services   New York, NY 10003

          THIS  CONSENT  LETTER,  FULLY EXECUTED, MAY
ALSO BE FAXED TO UNITED STATES TRUST  COMPANY  OF NEW
YORK  AT  212-780-0592; HOWEVER, AN ORIGINAL COPY  OF
THE CONSENT  LETTER  MUST  THEREAFTER BE DELIVERED TO
UNITED STATES TRUST COMPANY BY MAIL, HAND DELIVERY OR
OVERNIGHT COURIER. Questions about Consent delivery may be directed to United States Trust Company at 1-
800-548-6565.




SIGN HERE


(Signature(s) of Holder(s))

Dated:
Name(s)

(Please Print)

Capacity (full title):
Address:

(Include Zip Code)

Area Code and Telephone No.:


             IMPORTANT - READ CAREFULLY

           If the Notes are held by two or more Registered
Holders,  all  such Holders must sign this Consent Letter.
If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to the Company of such person's authority to act.

  TABLE FOR USE IF CONSENT RELATES TO LESS THAN THE
 TOTAL PRINCIPAL AMOUNT OF ALL NOTES HELD BY HOLDER


                               DESCRIPTION OF NOTES AS TO WHICH CONSENTS ARE GIVEN


NAME(S) AND ADDRESS(ES)        TITLE OF ISSUE        CERTIFICATE NUMBER(S)  PRINCIPAL AMOUNT   PRINCIPAL AMOUNT
OF REGISTERED HOLDER(S)                                  AND AGGREGATE          OF NOTES         OF NOTES WITH
                                                                             REPRESENTED BY    RESPECT TO WHICH
                                                                             CERTIFICATE(S)<dagger> CONSENTS ARE
                                                                                                    GIVEN*<dagger>
                                 13% SENIOR
                                  NOTES DUE
                              OCTOBER 15, 2003
                                 (CUSIP NO.
                                97652H-AB-5)
                                 13 1/2 % SENIOR
                               DISCOUNT NOTES
                              DUE APRIL 1, 2006
                                 (CUSIP NO.
                               97652H-AC-3)**

* If this Consent Letter relates to less than entire aggregate principal amount registered in the name of the Registered Holder(s), list the certificate number(s) and the principal amounts of Notes to which this Consent Letter relates. Otherwise, this Consent Letter will be deemed to relate to the entire aggregate principal amount of Notes registered in the name of such Registered Holder(s)."
<dagger>   Principal amount, as it pertains to the 13 1/2% Senior Discount
    Notes due April 1, 2006, should be the principal amount at maturity. **Some Registered Holders hold their 13 1/2 % Senior Discount Notes due
  April 1, 2006 as part of units (which include such Notes and warrants to purchase shares of the Company's common stock). The CUSIP No. for such units is 97652H-AD-1.

               WIRELESS ONE, INC.

         INSTRUCTIONS FROM BENEFICIAL OWNER

    REGARDING DELIVERY OF CONSENT WITH RESPECT TO

    13% SENIOR NOTES DUE OCTOBER 15, 2003 AND/OR
  13 1/2 % SENIOR DISCOUNT NOTES DUE AUGUST 1, 2006

           Wireless One, Inc. (the "Company"), pursuant to
a  letter dated July 30, 1998 (the "Wireless Letter"),  is
soliciting  the  consent  (the  "Consent")  of  Registered
Holders  (as  defined  in  the  Wireless  Letter)  of  the
Company's 13% Senior Notes due October 15, 2003 (the "1995
Senior  Notes")  and  13  1/2  % Senior Discount Notes due
August  1,  2006 (the "1996 Senior  Discount  Notes"  and,
together with  the  1995  Senior  Notes,  the  "Notes") to
certain  amendments  (the  "Proposed  Amendments") to  the
Indenture dated as of October 1, 1995,  as  amended  by  a
supplemental indenture, dated July 26, 1996 (together, the
"1995  Indenture"),  between  the  Company  and the United
States   Trust   Company  of  New  York  (the  "Trustee"),
governing the 1995  Senior Notes, and the Indenture, dated
as of August 12, 1996  (the  "1996 Indenture" and together
with  the 1995 Indenture, the "Indentures"),  between  the
Company   and  the  Trustee,  governing  the  1996  Senior
Discount Notes, described in the Wireless Letter.

           The  CUSIP  No.  for  the  1995 Senior Notes is
97652H-AB-5;  the CUSIP No. for the 1996  Senior  Discount
Notes is 97652H-AC-3 (although the undersigned may hold such Notes as part of units, which include the 1996 Senior
Discount Notes and warrants to purchase shares of the Company's common stock; in which case, the CUSIP No. for such units is 97652H-AD-1).

           As the beneficial owner of the Notes listed on Exhibit A attached hereto and incorporated herein by reference, of which you are either (i) the Registered
Holder or (ii) a DTC Participant (as defined in the Wireless Letter) and authorized to execute the Consent, the undersigned hereby authorizes and directs you to execute and deliver the Consent with respect to the Notes beneficially owned by the undersigned (and as to which you are such Registered Holder or DTC Participant) to evidence the consent of the undersigned with respect to the Proposed Amendments to the Indenture(s). You are further authorized and directed to take all such other or further action as may be necessary to carry out and effectuate the purpose and intent of these instruction.

                           SIGN

Signature(s):

Name(s) (please print):

Address:

Telephone Number:

Date:

                                               EXHIBIT A

                        NOTES AS TO WHICH CONSENTS TO THE PROPOSED AMENDMENTS
                           ARE TO BE DELIVERED, UNLESS OTHERWISE INDICATED



                                                                      Consent is to be given to
            Title of                                                   the Proposed Amendments
              Issue                     Principal Amount*<dagger>         ("Yes" or "No")*
        13% Senior Notes
               due
        October 15, 2003
            CUSIP No.
           97652H-AB-5
         13 1/2% Senior
       Discount Notes due
          April 1, 2006
            CUSIP No.
          97652H-AC-3**


* Unless otherwise indicated, "Yes" will be assumed as to all Notes held by you for the undersigned's account.
<dagger>  Principal amount, as it pertains to the 13 1/2% Senior Discount
          Notes due April 1, 2006, should be the principal amount at maturity. **Some Registered Holders hold their 13 1/2 % Senior Discount Notes due
  April 1, 2006 as part of units (which include such Notes and warrants to purchase shares of the Company's common stock). The CUSIP No. for such units is 97652H-AD-1.